UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 21, 2007

PRESTIGE BRANDS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32433	20-1297589
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

90 North Broadway, Irvington, New York 10533
(Address of principal executive offices, including Zip Code)

 (914) 524-6810
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 21, 2007, Medtech Products Inc. (“Medtech”), an indirect wholly-owned subsidiary of Prestige Brands Holdings, Inc., entered into two Contract Manufacturing Agreements with Pharmaspray B.V. for the supply of cryogenic wart removers. The contracts each have initial three-year terms and provide for Pharmaspray to be the exclusive manufacturer of the Wartner® and Compound W® Freeze Off® brands, respectively, that are distributed in certain markets designated in the contracts.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 27, 2007	PRESTIGE BRANDS HOLDINGS, INC.

	By:	/s/ Charles N. Jolly
Name: Charles N. Jolly
Title: General Counsel and Secretary